SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934




Filed by the Registrant			   [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12


BREAD & BUTTER FUND, INC.
(Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
 (1) Title of each class of securities to which transaction applies:
 (2) Aggregate number of securities to which transaction applies:
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
 (4) Proposed maximum aggregate value of transaction:
 (5) Total Fee Paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:
 (2) Form, Schedule or Registration Statement No.:
 (3) Filing Party:
 (4) Date Filed:




                                                May 23, 2006

BREAD & BUTTER FUND INC
3633 HILL RD. 3RD FLR.
PARSIPPANY, NJ 07054
www.BreadandButterFund.com
1-973-331-1000
1-888-476-8585




NOTICE OF ANNUAL MEETING TO BE HELD
July 8, 2006

Notice is hereby given that an Annual Meeting of Shareholders of the Bread & Butter Fund, Inc. will be held July 8, 2006, at 9:30 AM. This meeting will be held at the office of Bread & Butter Fund, which is located at 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054. This meeting will be conducted for the following purposes:

1 - To elect Four (4) directors to serve until the next Annual Meeting or until their successors are elected and qualified.

2 - To ratify the appointment of Sanville & Company, Certified Public Accountants as the Fund's independent accountants for the fiscal year ending December 31, 2006.

3 - To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business May 23, 2006 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.




IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY. PROMPT RETURN OF THE PROXY WILL BE APPRECIATED.



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The Fund's Privacy Policies and Practices:


The Federal Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This ruling states that financial institutions such as your Fund must provide you with this notice of our privacy policies and practices on an annual basis. We are pleased to report that:

A. Information We Collect - Our application forms contain names, addresses, phone numbers, W9 status and social security or tax ID numbers for regular accounts. Our IRA application forms also contain birth date and beneficiary information. Of course, we also keep record of all of your security transactions such as your account balances and transaction histories.

B. Our Disclosure Statement -We only disclose personal information about you either while you are a shareholder or if you have left the Fund as required by law. And, since we handle client securities transactions internally, the number of employees that even see your information is limited. However, Funds cannot be IRA trustees. We use Delaware Charter Guarantee & Trust Co. to provide this service which requires that we disclose our IRA shareholder name and address list to it on an annual basis. In this regard, we have forwarded a letter requiring them to get permission from our IRA shareholders if they wish to use the information we supply other than that required by law.

Shareholders may call 1-888-476-8585 if they have any questions about the Fund's privacy policies and practices.

===================================================================




PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
May 23, 2006

Enclosed herewith is a Notice of Annual Meeting of Shareholders of the Bread & Butter Fund (the "Fund") and a Proxy form solicited by the Board of Directors of the Fund. The Proxy may be revoked at any time before it is exercised either by mailing a written notice to the Fund, submitting a Proxy dated later than the original Proxy, or by voting in person at the Annual Meeting. Any shareholder attending the Annual Meeting may vote at the Meeting whether or not he or she has previously filed the Proxy.

You are requested to insert your instructions on the enclosed Proxy and then sign, date, and return it. The cost of soliciting Proxies will be borne by the Fund.

There is only one class of capital stock of the Fund with equal voting rights. On May 23, 2006, the date of record, there were 15 shareholders and 73,890.482 shares outstanding. In all matters each share has one vote per share and fractional shares will have an equivalent fractional vote.

The Fund will furnish, without charge, a copy of the Annual Report (12/31/06)and / or Semiannual Report (6/30/06). Requests should be made to the following address, website or phone number:

BREAD & BUTTER FUND, INC
3633 HILL RD 3RD FLR.
PARSIPPANY, NJ 07054
www.BreadandButterFund.com
973-331-1000
1-888-476-8585

ELECTION OF DIRECTORS
There are four (4) nominees listed below who consent to serve as directors, if so elected, until the next Annual Meeting of Shareholders. The names, ages, principal occupations of the directors along with their shareholdings of Bread & Butter Fund are as follows:

Independent Directors
Frank J Figurski is 43 years old. He is a Senior Systems Technician - HSBC Technology & Services USA Inc. He has been a Director since inception (2005 - 1 year). Bread & Butter Fund, Inc. is the sole public company for which Mr. Figurski serves as a director.

Donald J McDermott is 76 years old. He is a Professor of Biology Essex County College and is Chairman of the Board. He has been a Director since inception (2005 - 1 year). Bread & Butter Fund, Inc. is the sole public company for which Mr. McDermott serves as a director.

Theodore J Moskala is 41 years old. He is a National Recovery Center Director for St. Paul Travelers Corp. He has been a Director since Inception (2005- 1 year). Bread & Butter Fund, Inc. is the sole public company for which Mr. Moskala serves as a director.


*Interested Directors
Jeffrey E Potkul is 39 years old. He is a Specialist-Urology Ethicon Endo Surgery Inc. A Johnson & Johnson subsidiary. He has been a Director since inception (2005 - 1 year). Bread & Butter Fund, Inc. is the sole public company for which Mr. Potkul serves as a director.

FUND HOLDINGS OF THE OFFICERS AND DIRECTORS

Name                 Dollar Range of         Aggregate Dollar Range of
                     Equity Ownership of     Equity Securities in All
                     Securities in the Fund  Registered Investment
                     a/o May 23, 2006        Companies Overseen by
                                             Director in Family of
                                             Investment Companies

Independent Directors
Frank J Figurski              -                   none

Donald J McDermott     $25,000-50,000.            none
Chairman of the Board

Theodore J Moskala            -                   none

Interested Directors
Jeffrey E Potkul       $50,001-$100,000           none

Officers
James B Potkul           Over - $100,000          none
 President

* Directors of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Jeffrey E Potkul is an interested person insofar as he is the brother of James B Potkul President and owner of the Fund's Investment Adviser.

Shareholders have one vote, per each share they own, for each of the four directors. All Proxies returned to the Fund, except those specifically marked to indicate abstention will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will be required to elect each director.

BOARD MEETINGS & DIRECTOR DUTIES
Meetings: There were 5 Board of Director meetings in 2005 and 3 meetings so far in 2006.

Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent Directors is required, pass on the Fund's Auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.

REMUNERATION OF DIRECTORS AND OFFICERS
The Fund does not pay any of its directors and/or officers for miscellaneous expenses associated with services rendered as a director of the Fund. No officers or directors are paid remuneration for their expenses incurred attending board meetings. James B. Potkul serves the Fund in many capacities but only receives compensation in the form of the Advisory Fee for investment advice paid to Potkul Capital Management LLC, which he owns.



BROKERAGE
The Fund requires all brokers to effect transactions of portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Where consistent with best price and execution, and in light of its limited resources, the Fund will deal with primary market makers in placing over-the-counter portfolio orders. The Fund will place all orders for purchases and sales of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis and reports, sales literature and statistical services furnished either directly to the Fund or the Adviser. No effort will be made in any given circumstances to determine the value of these services or the amount they might have reduced the Adviser's expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. In its most recently completed year, 2005, the Fund paid $168.60 in brokerage commissions. The Board of Directors evaluates and reviews annually the reasonableness of brokerage commissions paid to brokers.


ADMINISTRATOR AND UNDERWRITER
The Fund acts as its own Administrator and Underwriter.


INVESTMENT ADVISER
Potkul Capital Management LLC. is the Investment Adviser to the Fund. Its office is located at 3633 Hill Rd 3rd Flr Parsippany, NJ 07054.


LITIGATION
As of the date of this Proxy, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.


RATIFICATION OR REJECTION OF SELECTION OF AUDITORS
Your Board of Directors recommends, subject to shareholder approval, Sanville & Company, ("S&C"), Independent Public Accountants, to audit and certify financial statements of the Fund for the year 2006. S&C performed the Fund's 2005 audit in a timely, professional and cost effective manner.

Audit Fees: The annual audit fees charged for the 2005 fiscal audit by S&C was $6,000.

Financial Information System Design and Implementation Fees: None

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Sanville & Company. No partners of S&C have any direct or indirect financial interest in the Fund. S&C will prepare the Fund's 2005 Federal and State tax returns.

A representative of Sanville & Company will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the President of the Fund.


SHAREHOLDER PROPOSALS
The Fund tentatively expects to hold its next annual meeting in June 2007. Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than December 30, 2006 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 that sets forth certain requirements.


OTHER MATTERS
The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.



PROXY - SOLICITED BY THE BOARD OF DIRECTORS
BREAD & BUTTER FUND INC. ANNUAL MEETING OF SHAREHOLDERS
JULY 8, 2006

The Annual Meeting of the Bread & Butter Fund, Inc. will be held July 8, 2006, at 9:30 AM. This meeting will be held at the office of Bread & Butter Fund, which is located at 3633 Hill Rd. 3rd flr. Parsippany, NJ 07054. The undersigned hereby appoints James B Potkul as proxy to represent and to vote all shares of the undersigned at the Annual Meeting of Shareholders and all adjournments thereof, with all powers the undersigned would posses if personally present, upon the matters specified below.


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXY WILL VOTE AT HIS DISCRETION ON THE FOLLOWING MATTERS AND ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors Recommends that you vote FOR ALL on item #1.
1. Election of Directors

        ____ FOR ALL NOMINEES except as marked to the contrary below.

        ____ WITHHOLD AUTHORITY to vote for all nominees.


To withhold authority to vote for individual nominees, strike a line through their name(s)

            Frank J Figurski     Donald J McDermott

            Theodore J Moskala   Jeffrey E Potkul



The Board of Directors Recommends that you vote FOR on item #2.
2. Proposal to ratify the selection of Sanville & Company, by the Board of Directors, as the Fund's independent public accountants for the fiscal year ending December 31, 2006.


        ____ FOR         ____AGAINST         ____ABSTAIN


Please mark, date, sign, & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.



Shareholder ID:
Share Balance as of 5/23/06 =
Name
Address




Please review your address and note corrections above.




_______________________________________
Shareholder's Signature



______________________________________
Shareholder's Signature

Dated _____________________, 2006